UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Funds Series Trust I

(Name of Registrant as Specified in its Charter)

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	4)	Date Filed:

PRELIMINARY PROXY STATEMENT

Columbia Funds Series Trust

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Funds Series Trust I

Columbia Contrarian Core Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Select Mid Cap Growth Fund

Columbia Funds Series Trust II

Columbia Disciplined Value Fund

290 Congress Street, Boston, Massachusetts 02210

JOINT SPECIAL MEETING OF CLASS V SHAREHOLDERS OF THE ABOVE-REFERENCED FUNDS

To be held on December 7, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

The following Questions and Answers provide a brief overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

YOUR VOTE IS IMPORTANT.

Q.	Why are you sending me this information?

A.

On December 7, 2023, a Joint Special Meeting of Class V Shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”) will be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210, at 2:00 p.m. local time (the “Meeting”). You are receiving the Meeting’s Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you owned shares of a Fund at the close of business on October 6, 2023 (the “Record Date”) and are entitled to notice of, and to vote on, this important proposal concerning your investment.

Q.	What is the proposal?

A.	Shareholders of each Fund are being asked to vote on the following proposal (the “Proposal”):

The combination of each Fund’s Class V shares with Class A shares of the same Fund including, as part of such combination, the adoption with respect to Class V shares of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) identical to that currently in effect with respect to such Class A shares

Q.	Why is this change being proposed?

A.

Currently, each Fund offers multiple share classes, including Class V shares and Class A shares. Each Fund’s Class V shares and Class A shares are offered with the same front-end sales charges. For each Fund, although Class V shares are subject to shareholder service fees, while Class A shares are subject to 12b-1 distribution and service fees, the fee levels are identical and the two classes have identical total expense ratios. Class V has been closed to new investors since 2002, but shareholders who have held Class V shares continuously since that time have been permitted to purchase additional shares.

The Proposal would combine Class V into Class A of each Fund, so that Class V shareholders would receive Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of their Class V shares on the date of the combination. The combination would simplify each Fund’s share class structure, facilitate efficient administration of each Fund and reduce each Fund’s blue sky and transfer agency expenses. If shareholders approve the Proposal, their total expense ratios will not change.

Comparisons of the fees and expenses of Class V and Class A shares of each Fund are included in the accompanying Proxy Statement.

Q.	How does the Board recommend that I vote?

A.

The Board unanimously recommends that you vote FOR the Proposal. At an in-person meeting held on September 21, 2023, the Board unanimously approved, subject to approval of the Proposal by Class V shareholders, the combination of Class V shares and Class A shares for each Fund, including adopting the distribution plans with respect to each Fund’s Class V shares.

Q.	Will Class V shareholders of each Fund be voting separately on the Proposal?

A.

Yes. In order to be implemented for a particular Fund, each Fund’s Class V shareholders must approve the Proposal. Approval by one Fund’s Class V shareholders will not affect Class V shareholders of another Fund.

Q.	Will the Funds pay for this proxy solicitation?

A.	No. The Funds’ investment manager, Columbia Management Investment Advisers, LLC will bear the costs associated with proxy solicitation.

Q.	How can I vote?

A.	You can vote or provide voting instructions in one of four ways:

1.	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

2.	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

3.	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage- paid envelope.

4.

In person at the Meeting scheduled to occur at 290 Congress Street, 6th Floor, Boston, Massachusetts, 02210 on December 7, 2023 at 2:00 p.m. local time. If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of a Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	If approved, when would the changes take effect?

A.	It is expected that the changes would be implemented on December 8, 2023.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 866-875-8612.

NOTICE OF JOINT SPECIAL MEETING OF CLASS V SHAREHOLDERS OF THE FOLLOWING FUNDS

(each a “Fund” and, collectively, the “Funds”)

Columbia Funds Series Trust

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Funds Series Trust I

Columbia Contrarian Core Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Select Mid Cap Growth Fund

Columbia Funds Series Trust II

Columbia Disciplined Value Fund

To be held on December 7, 2023

A Joint Special Meeting of Class V Shareholders (the “Meeting”) of each of the Funds will be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210 at 2:00 p.m. local time on December 7, 2023. At the Meeting, shareholders of the Funds at the close of business on October 6, 2023 (the “Record Date”) will be asked to:

Proposal

Approve the combination of each Fund’s Class V shares with Class A shares of the same Fund, including, as part of such combination, the adoption with respect to Class V shares of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) identical to that currently in effect with respect to such Class A shares.

Please take some time to read the enclosed Proxy Statement, which discusses this Proposal in more detail. If you were a Class V shareholder of a Fund at the close of business on the Record Date, you may vote at the Meeting or at any adjournment or postponement of the Meeting on the Proposal. You are welcome to attend the Meeting in person. If you cannot attend the Meeting in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 866-875-8612. It is important that you vote. The Board of Trustees of each Trust unanimously recommends that you vote FOR the Proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

[    ], 2023

Columbia Funds Series Trust

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Funds Series Trust I

Columbia Contrarian Core Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Select Mid Cap Growth Fund

Columbia Funds Series Trust II

Columbia Disciplined Value Fund

(each a “Fund” and, collectively, the “Funds”)

290 Congress Street, Boston, Massachusetts 02210

PRELIMINARY PROXY STATEMENT

JOINT SPECIAL MEETING OF CLASS V SHAREHOLDERS

to be held on December 7, 2023

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Series Trust I, Columbia Funds Series Trust and Columbia Funds Series Trust II (each a “Trust” and together the “Trusts”), relating to a Joint Special Meeting of Class V Shareholders (the “Meeting”) of each Fund to be held at 290 Congress Street, (6th Floor), Boston, Massachusetts, 02210 on December 7, 2023 at 2:00 p.m. local time. It is expected that this Proxy Statement will be mailed to shareholders on or about [    ], 2023.

The purpose of the Meeting is to ask each Fund’s Class V shareholders as of the close of business on October 6, 2023 (the “Record Date”) to:

Approve the combination of each Fund’s Class V shares with Class A shares of the same Fund, including, as part of such combination, the adoption with respect to Class V shares of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) identical to that currently in effect with respect to such Class A shares.

Additional information about each Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. Each Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

PROPOSAL 1 – APPROVE SHARE CLASS COMBINATION

Background and Description of Distribution Plans

The Board has unanimously approved, subject to approval by Class V shareholders, the combination of each Fund’s Class V shares with its Class A shares, including, as part of such combination, the adoption with respect to Class V shares of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), identical to the Class A distribution plan currently in effect for that Fund (together, the “Distribution Plans”). If approved by shareholders, the combination of each Fund’s Class V shares with its Class A shares will be accomplished by effecting a stock split (or reverse stock split) to the extent necessary to cause the net asset value of the Fund’s Class V shares to equal the net asset value of its Class A shares, making applicable to such Class V shares the Distribution Plans and shareholder servicing arrangements that are currently applicable to such Class A shares, and redesignating such Class V shares as Class A shares.

Under the Distribution Plans, a Fund may compensate the Fund’s distributor, Columbia Management Investment Distributors, Inc., and financial intermediaries for providing marketing, distribution and/or shareholder servicing for the Fund. The Distribution Plans provide that for activities relating to these services, a Fund will pay fees at an annual rate of up to either 0.10% (for each of Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund and Columbia Select Mid Cap Growth Fund) or 0.25% (for each of Columbia Disciplined Value Fund and Columbia Capital Allocation Moderate Aggressive Portfolio) of its daily net assets attributable to Class A shares. Class A shares of Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund and Columbia Select Mid Cap Growth Fund are also subject to a shareholder servicing plan under which each Fund may pay fees at an annual rate that, together with the fees payable under their Distribution Plan, does not exceed 0.25% of such Fund’s average daily net assets attributable to Class A shares. The Board has approved an identical shareholder servicing plan with respect to Class V shares of each such Fund, the effectiveness of which is contingent on Class V shareholders’ approval of the Proposal. Class V shares of each Fund are currently subject to a shareholder servicing fee at an annual rate of 0.25% of average daily net assets, and, if the Proposal is approved, will not be subject to the Class A distribution and shareholder servicing fees until they are no longer subject to the Class V shareholder servicing fees. Therefore, the total expense ratio payable by Class V shareholders will not change as a result of the Proposal. See Appendix A for additional detail on the Funds’ expenses.

The forgoing description of the proposed Distribution Plans is only a summary. Each of the proposed Distribution Plans is attached in Appendix B. You should read the proposed Distribution Plan that would apply to your investment.

Effectiveness of the Proposal

If approved, it is expected that Class V shares of each Fund would be combined with Class A shares of such Fund on December 8, 2023.

If Class V shareholders of a Fund fail to approve the Proposal on behalf of a Fund, that Fund’s Class V shares will not be combined with its Class A shares.

Board Considerations

At a meeting held on September 21, 2023, the Board, including all of the trustees that are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement relating to the Distribution Plans (the “Non-Interested Trustees), voting separately, approved for each Fund the combination of its Class V shares with its Class A shares, including the proposed adoption for each Fund of the Distribution Plans for Class V shares. The Board, including the Non-Interested Trustees, concluded, in the exercise of their reasonable business judgement and in light of their fiduciary duties under state law and under the 1940 Act, that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its respective shareholders. In arriving at this conclusion, a variety of factors were considered, including that the combination of each Fund’s Class V shares with its Class A shares would allow Class V shareholders to continue to invest in the same Fund without causing any increase in the total expense ratio borne by such shareholders, while simplifying each Fund’s share class structure, facilitating efficient administration of each Fund and reducing each Fund’s blue sky and transfer agency expenses. The Board also considered that the adoption for Class V shares of a Distribution Plan identical to that currently in effect with respect to Class A shares of the same Fund is a necessary step in effecting the combination of Class V shares with Class A shares of such Fund. The Board also accorded weight to the view of Columbia Management Investment Advisers, LLC (“Columbia Management”), the investment adviser to the Fund, that there is a reasonable likelihood that the activities for which payments may be made under the Distribution Plans are likely to assist each Fund in attracting and retaining investors in the face of competition from other mutual funds, which, over time, may help maintain and/or lower each Fund’s operating expense ratio. Accordingly, based on all of the foregoing, with no single factor being determinative, the Board, including the Non-Interested Trustees, concluded that there is a reasonable likelihood that each Fund’s adoption of the Distribution Plans for Class V shares would benefit each Fund and its respective shareholders. Therefore, the Board, including the Non-Interested Trustees, voting separately, approved the Proposal, including adoption of the Distribution Plans for Class V shares of each Fund.

Required Vote and Recommendation

For each Fund, approval of the combination, including the adoption of the Distribution Plan with respect to Class V shares, requires the affirmative vote of a “majority of the outstanding voting securities” of Class V shares, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding Class V shares or (ii) 67% or more of the outstanding Class V shares present at the Meeting if more than 50% of the outstanding Class V shares are present at the Meeting in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF COMBINATION, INCLUDING THE ADOPTION OF THE DISTRIBUTION PLAN WITH RESPECT TO CLASS V SHARES OF EACH FUND.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast FOR the approval of the combination, including the adoption of the Distribution Plan with respect to Class V shares (Proposal 1). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to the Proposal if a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to Computershare Fund Services by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call Computershare Fund Services, toll free at 866-875-8612 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

With respect to Columbia Capital Allocation Moderate Aggressive Portfolio, thirty-three and one-third percent (33 1/3%) of the Class V shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum for the Meeting. With respect to each of Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund and Columbia Select Mid Cap Growth Fund, thirty percent (30%) of the Class V shares entitled to vote, present in person or by proxy, constitutes a quorum for the Meeting. With respect to Columbia Disciplined Value Fund, ten percent (10%) of the Class V shares entitled to vote, present in person or by proxy, constitutes a quorum for the Meeting.

In the event that a quorum of Class V shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Class V shareholders of record of each Fund at the close of business on October 6, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, each Fund had outstanding the number of Class V shares shown in the below table with each shareholder of Columbia Capital Allocation Moderate Aggressive Portfolio being entitled, at the Meeting, to one vote for each share and a proportionate fractional vote for each fractional share and each shareholder of the other Funds being entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and a proportionate fractional vote for each fractional dollar amount.

Fund Name	Number of Shares as of the Record Date
Columbia Contrarian Core Fund	[ ]
Columbia Capital Allocation Moderate Aggressive Portfolio	[ ]
Columbia Disciplined Value Fund	[ ]
Columbia Dividend Income Fund	[ ]
Columbia Large Cap Growth Fund	[ ]
Columbia Select Mid Cap Growth Fund	[ ]

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast; however, an abstention will be counted for purposes of attaining a quorum. Abstentions will have the same effect as a vote against the Proposal. Because the only Proposal is non-routine, failure to provide voting instructions to a broker will result in a beneficial owner’s shares not being counted as present at the Joint Special Meeting for purposes of quorum and not being voted on the Proposal.

OTHER INFORMATION

Current Service Providers

Columbia Management Investment Advisers, LLC (“Columbia Management”), located at 290 Congress Street, Boston, Massachusetts 02210, serves as the investment manager and administrator to the Funds. Columbia Management Investment Distributors, Inc., also located at 290 Congress Street, Boston, Massachusetts 02210, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during the Funds’ most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Each Trust does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Trust’s proxy statement for such a meeting, a shareholder proposal must be received in a reasonable time before the Trust prints and mails its proxy statement.

Principal Shareholders

Appendix C to this Proxy Statement lists the persons that, to the knowledge of each Fund, owned beneficially 5% or more of the outstanding shares of any of the Funds as of October 6, 2023. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of a Fund. As of October 6, 2023, the Trustees and Officers of the Trusts, in the aggregate, beneficially owned less than 1% of each class of shares of each Fund.

Expenses and Solicitation Activities

Columbia Management will bear the expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Trustees, officers and employees of each Trust, Columbia Management, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp. Columbia Management has engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $110,000.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of a Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Funds at the following address: Computershare Fund Services, PO Box 5696, Hauppauge, NY 11788-2847, or by calling Computershare Fund Services, toll free at 866-875-8612.

Shareholder Reports

Each Fund’s most recent semi-annual and annual report previously have been made available to shareholders. The Funds will furnish, without charge, a copy of their most recent annual report and their most recent semi-annual report to their shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of one or more of the Funds, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund.

APPENDIX A – Estimated Comparison of Fees and Expenses

Columbia Contrarian Core Fund

The information in the table below reflects the fees and expenses for Class V shares of the Fund for the semiannual period ended February 28, 2023 (annualized) and the pro forma expenses for Class A shares of the Fund for the semiannual period ended February 28, 2023 (annualized), assuming that the combination of Class V shares and Class A shares had occurred on the first day of the period.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class V
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class V
Management fees	0.61%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.39%
Total annual Fund operating expenses(b)	1.00%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

(b) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.97% for class V.

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.61%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.14%
Total annual Fund operating expenses(b)	1.00%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

(b) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.97% for class A.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above, if any, are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Current Fees and Expenses

	1 year	3 years	5 years	10 years
Class V (whether or not shares are redeemed)	$671	$875	$1,096	$1,729

Pro Forma Fees and Expenses

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$671	$875	$1,096	$1,729

Columbia Disciplined Value Fund

The information in the table below reflects the fees and expenses for Class V shares of the Fund for the semiannual period ended January 31, 2023 (annualized) and the pro forma expenses for Class A shares of the Fund for the semiannual period ended January 31, 2023 (annualized), assuming that the combination of Class V shares and Class A shares had occurred on the first day of the period.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class V
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class V
Management fees	0.75%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.51%
Total annual Fund operating expenses(b)(c)	1.26%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through November 30, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.04% for Class V.

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.75%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.26%
Total annual Fund operating expenses(b)(c)	1.26%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through November 30, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.04% for Class A.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above, if any, are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Current Fees and Expenses

	1 year	3 years	5 years	10 years
Class V (whether or not shares are redeemed)	$696	$952	$1,227	$2,010

Pro Forma Fees and Expenses

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$696	$952	$1,227	$2,010

Columbia Dividend Income Fund

The information in the table below reflects the fees and expenses for Class V shares of the Fund for the fiscal year ended May 31, 2023 and the pro forma expenses for Class A shares of the Fund for the fiscal year ended May 31, 2023, assuming that the combination of Class V shares and Class A shares had occurred on the first day of the fiscal year.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class V
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class V
Management fees	0.53%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.37%
Total annual Fund operating expenses(b)	0.90%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.53%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.12%
Total annual Fund operating expenses(b)	0.90%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above, if any, are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Current Fees and Expenses

	1 year	3 years	5 years	10 years
Class V (whether or not shares are redeemed)	$662	$845	$1,045	$1,619

Pro Forma Fees and Expenses

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$662	$845	$1,045	$1,619

Columbia Large Cap Growth Fund

The information in the table below reflects the fees and expenses for Class V shares of the Fund for the semiannual period ended January 31, 2023 (annualized) and the pro forma expenses for Class A shares of the Fund for the semiannual period ended January 31, 2023 (annualized), assuming that the combination of Class V shares and Class A shares had occurred on the first day of the period.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class V
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class V
Management fees	0.65%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.35%
Total annual Fund operating expenses(b)	1.00%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.65%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.10%
Total annual Fund operating expenses(b)	1.00%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above, if any, are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Current Fees and Expenses

	1 year	3 years	5 years	10 years
Class V (whether or not shares are redeemed)	$671	$875	$1,096	$1,729

Pro Forma Fees and Expenses

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$671	$875	$1,096	$1,729

Columbia Select Mid Cap Growth Fund

The information in the table below reflects the fees and expenses for Class V shares of the Fund for the semiannual period ended February 28, 2023 (annualized) and the pro forma expenses for Class A shares of the Fund for the semiannual period ended February 28, 2023 (annualized), assuming that the combination of Class V shares and Class A shares had occurred on the first day of the period.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class V
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class V
Management fees	0.77%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.40%
Total annual Fund operating expenses	1.17%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.77%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.15%
Total annual Fund operating expenses	1.17%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above, if any, are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Current Fees and Expenses

	1 year	3 years	5 years	10 years
Class V (whether or not shares are redeemed)	$687	$925	$1,182	$1,914

Pro Forma Fees and Expenses

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$687	$925	$1,182	$1,914

Columbia Capital Allocation Moderate Aggressive Portfolio

The information in the table below reflects the fees and expenses for Class V shares of the Fund for the fiscal year ended January 31, 2023 and the pro forma expenses for Class A shares of the Fund for the fiscal year ended January 31, 2023, assuming that the combination of Class V shares and Class A shares had occurred on the first day of the year.

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class V
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class V
Management fees	0.03%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.38%
Acquired fund fees and expenses	0.60%
Total annual Fund operating expenses(b)	1.01%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.03%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.13%
Acquired fund fees and expenses	0.60%
Total annual Fund operating expenses(b)	1.01%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above, if any are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Current Fees and Expenses

	1 year	3 years	5 years	10 years
Class V (whether or not shares are redeemed)	$672	$878	$1,101	$1,740

Pro Forma Fees and Expenses

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$672	$878	$1,101	$1,740

APPENDIX B – Distribution Plans

Distribution Plan and Shareholder Servicing Plan for Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund and Columbia Select Mid Cap Growth Fund

DISTRIBUTION PLAN FOR CLASS V SHARES

This Distribution Plan (the “Plan”) relating to the Class V shares (collectively, the “Shares”) of Columbia Funds Series Trust I (the “Trust”), on behalf of each series thereof listed on Exhibit I (each a “Fund”), has been adopted by the trustees of the Trust (the “Trustees”) in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The terms and conditions of this Plan shall apply with respect to the Trust on behalf of each Fund that is a series thereof.

Section 1. The Trust, on behalf of each Fund that is a series thereof, will pay to Columbia Management Investment Distributors, Inc. (“CMID”), or to such other person as may from time to time be engaged and appointed to act as the distributor of its Shares (each such person, including CMID, a “Distributor”), a fee (the “Distribution Fee”) at an aggregate annual rate not to exceed the percentage of the Fund’s average daily net assets attributable to such Shares set forth for such Fund on the applicable exhibit, as compensation for services rendered in connection with the sale of such Shares by the Distributor and related expenses incurred by the Distributor. Subject to such limit and subject to the provisions of Section 6 hereof, the Distribution Fee shall be as approved from time to time by (a) the Trustees and (b) the Disinterested Trustees (as defined below). The Distribution Fee shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

Each distribution agreement shall provide that the Distributor that is a party to such agreement will receive its Allocable Portion of the fee specified in such agreement. Unless and until a person other than CMID shall serve as a distributor of the Shares of any Trust, CMID’s “Allocable Portion” of the total Distribution Fee payable in respect of such Shares shall be 100%, and thereafter each Distributor’s Allocable Portion of the total Distribution Fee payable in respect of Shares of any Fund shall be the portion of the Distribution Fee attributable to (i) outstanding Shares of the Fund sold by the Distributor (“Commission Shares”), plus (ii) Shares of the Fund issued in connection with the exchange of Commission Shares of another Fund and/or Shares of the Fund issued in reinvestment of dividends or capital gain distributions in respect of Commission Shares of another Fund, plus (iii) Shares of the Fund issued in reinvestment of dividends or capital gain distributions in respect of Commission Shares of the Fund; provided that the mechanics of attributing the portion of the Distribution Fee for a Fund to particular Shares for purposes of calculating a Distributor’s Allocable Portion shall be as agreed by the Trust and the Distributor in light of systems capabilities for tracking the aging, exchange and reinvestment experience of Shares sold by the Distributor.

A Distributor will be deemed to have fully earned its Allocable Portion of the Distribution Fee payable in respect of Shares of the Trust upon the sale of the Commission Shares of the Trust taken into account in determining such Distributor’s Allocable Portion of such Distribution Fee.

The Distribution Fee shall be payable to the relevant Distributor or, with respect to such portion of the Distribution Fee as the Distributor may from time to time instruct, to the person or persons to whom such Distributor may from time to time instruct the Trust to make payments.

Section 2. Payments made to a Distributor pursuant to Section 1 may be used by the Distributor for any purpose, including (but not limited to) to compensate or reimburse the Distributor and any banks, broker/dealers or other financial institutions that have entered agreements with the Distributor in conformity with Section 8 (“Selling Agents”) for distribution or sales support services rendered, and related expenses incurred, for or on behalf of a Fund. The Distributor may pay all or any portion of the Distribution Fee to any Selling Agents (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of the Shares and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as agent for the distribution of Shares. All payments under this Distribution Plan are intended to qualify as “asset-based sales charges” as defined in Rule 2830 of the NASD Manual of the Financial Industry

Regulatory Authority, Inc. (or any successor provision) as in effect from time to time. Notwithstanding anything contained herein to the contrary, no Fund or class of Shares shall make any payments under the Plan that exceed the maximum amounts payable under applicable rules of the Financial Industry Regulatory Authority, Inc.

Joint distribution or sales support financing with respect to a Fund (which financing may also involve other investment portfolios or companies that are affiliated persons of the Fund, or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Securities and Exchange Commission as in effect from time to time.

For each Fund Share class, the shareholders of which have approved (or may be deemed to have approved because the plan was adopted before any public offering of such Fund’s Shares or the sale of such Shares to persons that are not affiliated persons of the Fund or affiliated persons of such persons) a distribution or servicing plan under Rule 12b-1 under the 1940 Act providing for payments in excess of the annual rate at which Distribution Fees are paid hereunder, to the extent any payments made by such Fund pursuant to a Shareholder Servicing Plan and/or Servicing Agreement are deemed to be payments for activity primarily intended to result in the sale of Shares, such payments shall be deemed to have been approved pursuant to this Plan.

Section 3. Any officer designated by the Trust is authorized to execute and deliver, in the name of and on behalf of the Trust, a written agreement with a Distributor in such a form as may be approved by the Trustees from time to time. Such agreement shall authorize the Distributor to enter into written agreements with Selling Agents, based on such form(s) of sales support agreements as may be approved by the Trustees from time to time and on such additional forms of agreement as the Distributor deems appropriate, provided that the Distributor determines that the Trust’s responsibility or liability to any person under, or on account of any acts or statements of any such Selling Agent under, any such sales support agreement does not exceed its responsibility or liability under the form(s) approved by the Trustees, and provided further that the Distributor determines that the overall terms of any such sales support agreement are not materially less advantageous to the Trust than the overall terms of the form(s) approved by the Trustees.

Section 4. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 5. This Plan shall continue in effect with respect to any class of Shares of a Fund for a period of more than one year only so long as such continuance is specifically approved at least annually by votes of a majority of the Trustees and a majority of the Disinterested Trustees (as defined below), cast in person at a meeting called for the purpose of voting on this Plan.

Section 6. This Plan may not be amended to increase materially the amount to be spent with respect to any class of Shares of a Fund for distribution hereunder without approval by a vote of at least a majority of the outstanding Shares of such class, and all material amendments of this Plan shall be approved in the manner provided for continuation of this Plan in Section 5.

Section 7. This Plan is terminable at any time with respect to any class of Shares of any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding Shares of such class.

Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

A. That such agreement may be terminated with respect to any class of Shares of a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding Shares of such class, on not more than 60 days’ written notice to any other party to the agreement; and

B. That such agreement shall terminate automatically in the event of its assignment.

Section 9. The Trust will preserve copies of this Plan, and any agreement or written report regarding this Plan presented to the Trustees, for a period of not less than six years.

Section 10. As used in this Plan, (a) the term “Disinterested Trustees” shall mean those Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, and the term “majority of the outstanding Shares” of a class of Shares shall mean the lesser of the 67% or the 50% voting requirements specified in clauses (A) and (B), respectively, of the third sentence of Section 2(a)(42) of the 1940 Act, all subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts. This Plan is adopted by the Trustees as Trustees of the Trust, and not individually, and the obligations of any Trust hereunder are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust, a Fund or a class of Shares thereof must look solely to the property belonging to the Trust, such Fund or such class of Shares, respectively, for the enforcement of any claims against the Trust, such Fund or such class of Shares.

Approved: XXXX X, 2023

EXHIBIT I

I. List of Funds

Trust	Series
Columbia Funds Series Trust I	Columbia Contrarian Core Fund
Columbia Dividend Income Fund
Columbia Large Cap Growth Fund
Columbia Select Mid Cap Growth Fund

II. Fees

Each Fund shall pay a distribution fee at the annual rate of 0.10% of the average daily net assets of its Class V shares.

Distribution Plan for Columbia Capital Allocation Moderate Aggressive Portfolio

COLUMBIA FUNDS SERIES TRUST

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN FOR CLASS V SHARES

This Shareholder Servicing and Distribution Plan (the “Plan”) relating to the Class V shares (collectively, the “Shares”) of Columbia Funds Series Trust (the “Trust”), on behalf of Columbia Capital Allocation Moderate Aggressive Portfolio (the “Fund”), has been adopted by the trustees of the Trust (the “Trustees”), in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”).

Section 1. The Trust, on behalf of the Fund, will pay to Columbia Management Distributors, Inc., a Massachusetts corporation (“CMID”), or to such other person as may from time to time be engaged and appointed to act as the distributor of its Shares (each such person, including CMID, a “Distributor”) and such persons as may from time to time be engaged and appointed by the Trust or the Distributor to act as shareholder servicing agents with respect to its Shares, a fee (the “Fee”) at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to such Shares, as compensation for services rendered in connection with the sale of such Shares by the Distributor and related expenses incurred by the Distributor, to reimburse the Distributor for expenses incurred by the Distributor in providing personal services and/or the maintenance of shareholder accounts with respect to the Funds or in compensating or reimbursing shareholder servicing agents for the provision of personal services and/or the maintenance of shareholder accounts with respect to the Funds, and to compensate servicing agents for the provision of personal services provided to investors in the Shares and/or the maintenance of shareholder accounts. Subject to such limit and subject to the provisions of Section 6 hereof, the Fee shall be as approved from time to time by (a) the Trustees and (b) the Disinterested Trustees (as defined below). The Fee shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

The Fee shall be payable to the Distributor or, with respect to such portion of the Fee as the Distributor may from time to time instruct, to the person or persons to whom such Distributor may from time to time instruct the Trust to make payments.

Section 2. Payments made to a Distributor or servicing agent pursuant to Section 1 may be used by the Distributor or servicing agent for any purpose, including (but not limited to):

(a) To compensate or reimburse the Distributor and any banks, broker/dealers or other financial institutions that have entered agreements with the Distributor in conformity with Section 8 (“Selling Agents”) for distribution or sales support services rendered, and related expenses incurred, for or on behalf of the Fund. The Distributor may pay all or any portion of the Fee to any Selling Agents (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of the Shares, and may retain all or any portion of the Fee as compensation for the Distributor’s services as principal underwriter of the Shares; or

(b) (i) payment of expenses (including overhead expenses) of the Distributor or servicing agent or other recipient for providing personal services to investors in the Fund and/or in connection with the maintenance of shareholder accounts, or (ii) payments to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors in the Fund and/or the maintenance of shareholder accounts. The Fee may be in excess of the cost incurred by the Distributor or any other recipient in connection with the provision of personal services to investors in the Shares and/or the maintenance of shareholder accounts.

Joint distribution or sales support financing with respect to a Fund (which financing may also involve other investment portfolios or companies that are affiliated persons of the Fund, or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Securities and Exchange Commission as in effect from time to time.

Section 3.

(a) Any officer designated by the Trust is authorized to execute and deliver, in the name of and on behalf of the Trust, a written agreement with a Distributor in such a form as may be approved by the Trustees from time to time. Such agreement shall authorize the Distributor to enter into written agreements with Selling Agents, based on such form(s) of sales support agreements as may be approved by the Trustees from time to time and on such additional forms of agreement as the Distributor deems appropriate, provided that the Distributor determines that the Trust’s responsibility or liability to any person under, or on account of any acts or statements of any such Selling Agent under, any such sales support agreement does not exceed its responsibility or liability under the form(s) approved by the Trustees, and provided further that the Distributor determines that the overall terms of any such sales support agreement are not materially less advantageous to the Trust than the overall terms of the form(s) approved by the Trustees.

(b) Any officer designated by the Trust is authorized to execute and deliver, in the name of and on behalf of the Trust, a written agreement with the Distributor or one or more shareholder servicing agents in such a form as may be approved by the Trustees from time to time and on such additional forms of agreement as such officer deems appropriate, provided that the officer determines that the Trust’s responsibility or liability to any person under, or on account of any acts or statements of the Distributor or such servicing agent under, any such shareholder servicing agreement does not exceed its responsibility or liability under the form(s) approved by the Trustees, and provided further that such officer determines that the overall terms of any such shareholder servicing agreement are not materially less advantageous to the Trust than the overall terms of the form(s) approved by the Trustees. In addition, the Trust may, pursuant to an agreement with the Distributor, authorize the Distributor to enter into agreements with one or more shareholder servicing agents in such a form as may be approved by the Trustees from time to time and on such additional forms of agreement as the Distributor deems appropriate, provided that the Distributor determines that the Trust’s responsibility or liability to any person under, or on account of any acts or statements of any such shareholder servicing agent under, any such shareholder servicing agreement does not exceed its responsibility or liability under the form(s) approved by the Trustees, and provided further that the Distributor determines that the overall terms of any such shareholder servicing agreement are not materially less advantageous to the Trust than the overall terms of the form(s) approved by the Trustees.

Section 4. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 5. This Plan shall continue in effect with respect to any Class V Shares of a Fund for a period of more than one year only so long as such continuance is specifically approved at least annually by votes of the majority of the Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

Section 6. This Plan may not be amended to increase materially the amount to be spent with respect to any Class V Shares of a Fund for distribution hereunder without approval by a vote of at least a majority of the outstanding Class V Shares of such Fund, and all material amendments of this Plan shall be approved in the manner provided for continuation of this Plan in Section 5.

Section 7. This Plan is terminable at any time with respect to s Fund’s Class V Shares by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding Class V Shares of such Fund.

Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

A. That such agreement may be terminated with respect to the Class V Class of Shares of a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding Class V Shares of such Fund, on not more than 60 days’ written notice to any other party to the agreement; and

B. That such agreement shall terminate automatically in the event of its assignment.

Section 9. The Trust will preserve copies of this Plan, and any agreement or written report regarding this Plan presented to the Trustees for a period of not less than six years.

Section 10. As used in this Plan, (a) the term “Disinterested Trustees” shall mean those Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the Act and the rules and regulations thereunder, and the term “majority of the outstanding Shares of the Fund” shall mean the lesser of the 67% or the 50% voting requirements specified in clauses (A) and (B), respectively, of the third sentence of Section 2(a)(42) of the Act, all subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. This Plan is adopted by the Trustees as Trustees of the Trust, and not individually, and the obligations of the Trust hereunder are not those of the Trustees, officers, representatives or agents of the Trust individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the Trust property belonging to such Fund for the enforcement of any claims against the Trust.

Distribution Plan for Columbia Disciplined Value Fund

PLAN OF DISTRIBUTION AND AGREEMENT OF DISTRIBUTION

The Plan of Distribution (“Plan”) and the Agreement of Distribution (“Agreement”) effective XXXX XX, 2023, is by and between Columbia Management Investment Distributors, Inc. (“Columbia Management Investment Distributors” or the “Distributor”), principal underwriter of Columbia Funds Series Trust II (“Registrant”) pursuant to a separate distribution agreement (“Distribution Agreement”), for distribution services to the Funds, and the Registrant, acting separately on behalf of its series Columbia Disciplined Value Fund (the “fund”) and Class V shares. The terms “Fund” or “Funds” are used to refer to either the Registrant or the underlying series as context requires.

The Plan and Agreement are separate and each has been adopted or approved by members of the Board of Trustees (the “Board”) of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan and Agreement, or any related agreement (“independent Board members”), and all of the members of the Board, in person, at a meeting called for the purpose of voting on the Plan and Agreement.

1.	Reimbursement Plan

1.1

The Fund will reimburse the Distributor for expenses incurred in connection with distributing the Funds’ shares, providing personal service to shareholders, and maintaining shareholder accounts, as set forth in the fee schedule included in Schedule A.

2.	Services Provided and Expenses Borne by Distributor

2.1.	The Distributor shall provide distribution and underwriting services and shall bear all distribution related expenses to the extent specified in the Distribution Agreement.

2.2.

The Fund recognizes and agrees that the Distributor (or an affiliate of the Distributor) may compensate financial intermediaries, including brokers, dealers, banks, registered investment advisers, financial advisors, retirement plan administrators, third party administrators and any others having a selling, administration or similar agreement with the Distributor (a “financial intermediary”) for providing services to record or beneficial owners of Fund shares or otherwise in connection with the distribution or servicing of Fund shares.

3.	Distribution Fees and Service Fees

3.l

Service Fees. As partial consideration for the shareholder and account maintenance services performed by the Distributor directly or through a financial intermediary in the performance of its obligations under an agreement with the Distributor, the Fund shall reimburse the Distributor at a rate not to exceed the rates set forth in Schedule A These services include assisting in establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of shareholders, forwarding certain shareholder communications from Fund to shareholders, receiving and responding to inquiries and answering questions regarding the Fund, and aiding in maintaining the investment of shareholders in the Fund.

3.2.

Distribution Fees. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations directly or, through a financial intermediary, under the Distribution Agreement, the Funds shall reimburse the Distributor at a rate not to exceed the rates set forth in Schedule A. Distribution fees reimburse the Distributor for its expenses incurred in connection with any activity that is principally intended to result in the sale of Fund shares. These expenses include payment of commissions (including pre-paid commissions) to financial intermediaries for the sale of Fund shares, including interest or imputed interest on pre-paid commissions, printing prospectuses and reports used for sales purposes, the preparation. printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses.

3.3.

Reimbursement. Expenses incurred as a result of services provided under Sections 3.1 and 3.2, may be carried forward as unreimbursed expenses and shall continue to be eligible for reimbursement subject to termination of the Agreement or the Plan as provided under Section 8.1.

3.4.	Notwithstanding any other provision of this Plan and Agreement, the Fund is not obligated and are in no way liable to make any payment to any person or entity other than directly to the Distributor.

4.	Reports

4.l	The Distributor agrees to monitor implementation of the Plan and the level and quality of services it provides.

4.2

The Distributor agrees to provide at least quarterly an analysis of expenses under this Agreement, including any payments to financial intermediaries, and to meet with representatives of the Funds as reasonably requested to provide additional information.

5.	Duration of the Plan and Agreement

5.1

The Plan and Agreement shall continue in effect for a period of more than one year provided it is approved at least annually in the manner provided in the Investment Company Act of 1940 (the “1940 Act”).

6.	Amendments to the Plan and Agreement

6.1

Neither the Plan nor the Agreement may be amended to increase materially the amount that may be paid by the Fund without the approval of at least a majority of the outstanding shares of the relevant class. Neither the Plan nor the Agreement may be amended in any other material respect except with the approval of a majority of independent Board members. Amendments required to conform the Plan or the Agreement to changes in rule 12b-1 or to other changes in the 1940 Act or the rules and regulations under the 1940 Act are not deemed to be material amendments.

7.	Termination

7.1

This Agreement may be terminated as to any class of the Fund at any time without payment of any penalty by a vote of a majority of the independent Board members, or by vote of a majority of the outstanding shares of the relevant class, or by the Distributor. The Plan shall continue until terminated by action of the independent Board members, and the related Agreement will terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

8.	Severability

8.1	The provisions of this Plan are severable with respect to each class of shares offered by a Fund and with respect to each Fund.

9.	Massachusetts Business Trusts.

9.1

As the Fund is organized as a Massachusetts Business Trust, a copy of the Declaration of Trust, together with all amendments, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the Trustees and the Agreement has been signed by an authorized officer of the Fund. It is expressly agreed that the obligations of the Fund under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Declaration of Trust.

10.	Applicable Law

10.1	This Plan and Agreement shall be governed by the laws of the State of Minnesota.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST II

By:
Name:
Title:

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:
Name:
Title:

Schedule A

Fee Schedule

The fee maximum for services under this Plan and Agreement shall be the lesser of the amount of expenses eligible for reimbursement (including any unreimbursed expenses) or a rate equal on an annual basis to the following percentage of the average daily net assets of the Fund attributable to the applicable class:

Class	Fee
A	0.25%

APPENDIX C – Principal Holders and Control Persons

As of October 6, 2023, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by each Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control that Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Principal Holder Ownership of Columbia Contrarian Core Fund (Fiscal Year Ending August 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

Principal Holder Ownership of Columbia Disciplined Value Fund (Fiscal Year Ending July 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

Principal Holder Ownership of Columbia Dividend Income Fund (Fiscal Year Ending May 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

Principal Holder Ownership of Columbia Large Cap Growth Fund (Fiscal Year Ending July 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

Principal Holder Ownership of Columbia Select Mid Cap Growth Fund (Fiscal Year Ending August 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

Principal Holder Ownership of Columbia Capital Allocation Moderate Aggressive Portfolio (Fiscal Year Ending January 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund

PRELIMINARY PROXY CARD

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 290 Congress Street, 6th Floor, Boston, MA 02210 on December 7, 2023

Please detach at perforation before mailing.

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2023

The undersigned shareholder of Class V Fund(s) listed on the reverse side, each a series of Columbia Funds Series Trust, Columbia Funds Series Trust I and Columbia Funds Series Trust II (the “Trusts”) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210, at 2:00 p.m. local time (the “Meeting”), on December 7, 2023, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Michael E. DeFao, Ryan C. Larrenaga, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

COL_33565_090723

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on December 7, 2023

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-33565

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Columbia Capital Allocation Mod Aggressive Port	Columbia Contrarian Core Fund	Columbia Disciplined Value Fund
Columbia Dividend Income Fund	Columbia Large Cap Growth Fund	Columbia Select Mid Cap Growth Fund

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposal

1.	Approve the combination of each Fund’s Class V shares with Class A shares of the same Fund, including, as part of such combination, the adoption with respect to Class V shares of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 identical to that currently in effect with respect to such Class A shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Columbia Capital Allocation Mod Aggressive Port	☐	☐	☐	02 Columbia Contrarian Core Fund	☐	☐	☐
03 Columbia Disciplined Value Fund	☐	☐	☐	04 Columbia Dividend Income Fund	☐	☐	☐
05 Columbia Large Cap Growth Fund	☐	☐	☐	06 Columbia Select Mid Cap Growth Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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